Exhibit 10.4

                              CONSENT AND WAIVER


         CONSENT AND WAIVER (this "Consent"), dated as of March 22, 2000, among VANTAS INCORPORATED, a corporation organized and existing under the laws of the State of Nevada (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Banks"), and PARIBAS, as agent (the "Agent").

                             W I T N E S S E T H:
                             ---------------------

         WHEREAS, the Borrower, the Banks and the Agent are parties to an Amended and Restated Credit Agreement, dated as of January 16, 1997, amended and restated as of November 6, 1998, further amended and restated as of August 3, 1999, and amended as of January 19, 2000 and further amended as of February 22, 2000 (as amended, modified and supplemented to the date hereof, the "Credit Agreement");

         WHEREAS, the Borrower wishes to withdraw cash from the Cash Collateral Account in order to pay the Scheduled Repayments due on March 31, 2000 and June 30, 2000 and the interest payments due under the Credit Agreement on March 31, 2000 and April 10, 2000;

         WHEREAS, the Borrower wishes to make both such Scheduled Repayments and both such interest payments on March 31, 2000; and

         WHEREAS, the Banks and the Agent wish to waive certain provisions of the Credit Agreement and the Cash Collateral Agreement to permit the foregoing;

                  NOW, THEREFORE, IT IS AGREED:

                  Section 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

                  Section 2.  Consent.

                  2.01 Withdrawal. The undersigned hereby consent to the Borrower withdrawing cash from the Cash Collateral Account in an amount not greater than the aggregate amount of the Scheduled Repayments due on March 31, 2000 and June 30, 2000 and the interest payments due under the Credit Agreement on March 31, 2000 and April 10, 2000, notwithstanding Section 6.08(a) of the Credit Agreement (Use of Proceeds) and Section 3.01 of the Cash Collateral Agreement (Withdrawals by Assignor), which are hereby waived with respect to such withdrawal; provided, that the cash withdrawn is used solely to pay the Scheduled Repayments due on March 31, 2000 and June 30, 2000 and the interest payments due under the Credit Agreement on March 31, 2000 and April 10, 2000 and that both such Scheduled Repayments and both such interest payments are paid on March 31, 2000.

                  2.02 Prepayment. The undersigned hereby consent to the Borrower prepaying on March 31, 2000 (a) the Scheduled Repayment otherwise due on June 30, 2000 and (b) the interest payment under the Credit Agreement otherwise due on April 10, 2000, notwithstanding Section 1.08(d) of the Credit Agreement (Interest) and Section 3.01(a) of the Credit Agreement (Voluntary Prepayments) which are hereby waived with respect to such prepayment.

                  Section 3.  General

                  3.01 Confirmation. In order to induce the Agent and the Banks to enter into this Consent, the Borrower hereby represents and warrants that on the Consent Effective Date, both before and after giving effect to this Consent and the transactions contemplated hereby, (i) no Default or Event of Default shall exist and (ii) all of the representations and warranties contained in the Credit Agreement shall be true and correct in all material respects, with the same effect as though such representations and warranties had been made on and as of the Consent Effective Date.

                  3.02 Consent Effective Date. This Consent shall become effective on the date (the "Consent Effective Date") when each of the following conditions have been met:

                  (i) The Borrower and the Required Banks shall have executed a copy hereof (whether the same or different copies) and shall have delivered the same to the Agent and

                  (ii) The Borrower shall have paid to the Agent all cost and expenses (including reasonable legal fees and expenses) then due and payable.

                  3.03 Conflicts. This Consent is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement.

                  3.04 Counterpart. This Consent may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

                  3.05 Governing Law. THIS CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Consent as of the date first above written.

                                         VANTAS INCORPORATED
                                         (formerly known as Alliance National
                                          Incorporated)


                                          By: /s/ David Rupert
                                             -------------------------
                                             Name:  David Rupert
                                             Title: President and
                                                    Chief Operating Officer

                                          PARIBAS, Individually and as Agent


                                          By: /s/ Darryl M. Monasebian
                                             ------------------------------
                                             Name: Darryl M. Monasebian
                                             Title:  Director

                                          By: /s/ PJ de Filippis
                                              -----------------------------
                                              Name:  PJ de Filippis
                                              Title: Managing Director

                                          FIRST SOURCE FINANCIAL LLP

                                          By: First Source Financial, Inc.,
                                                  its Agent/Manager


                                          By: /s/ David C. Wagner
                                              ------------------------------
                                              Name:  David C. Wagner
                                              Title:  Vice President

                                           IBJ WHITEHALL BANK & TRUST
                                           COMPANY
                                           (formerly, IBJ Schroder Bank & Trust
                                           Company)


                                           By: /s/ David Andrew Krivine
                                              -------------------------------
                                              Name:  David Andrew Krivine
                                             Title:  Associate

                                           PILGRIM PRIME RATE TRUST

                                           By: Pilgrim Investments, Inc.,
                                                    as its investment manager


                                           By: /s/ Mark F. Haak
                                               ------------------------------
                                               Name:  Mark F. Haak
                                              Title:  Assistant Vice President

                                           PARIBAS CAPITAL FUNDING LLC


                                           By: /s/
                                               --------------------------
                                               Name:
                                               Title:

                                          EUROPEAN AMERICAN BANK


                                          By: /s/
                                              ----------------------------
                                              Name:
                                              Title:

                                          BHF (USA) CAPITAL CORPORATION


                                          By: /s/
                                              ----------------------------
                                              Name:
                                              Title:

                                          By: /s/
                                              ----------------------------
                                              Name:
                                              Title:

                                           BANK AUSTRIA CREDITANSTALT
                                           CORPORATE FINANCE INC.


                                           By: /s/
                                              ----------------------------
                                              Name:
                                              Title:

                                           By: /s/
                                              ----------------------------
                                              Name:
                                              Title:

                                           HELLER-FINANCIAL, INC.


                                           By: /s/ David R. Campbell
                                               ---------------------------
                                               Name:  David R. Campbell
                                               Title:  Vice President

                                            BALANCED HIGH-YIELD FUND II
                                            LIMITED

                                            By: BHF (USA) Capital Corporation,
                                            as attorney-in-fact


                                            By: /s/
                                               -------------------------------
                                               Name:
                                               Title:

                                            By: /s/
                                               -------------------------------
                                               Name:
                                               Title:

                                             SRF TRADING, INC.


                                             By: /s/ Kelly C. Walker
                                                -------------------------
                                                Name:  Kelly C. Walker
                                               Title:  Vice President

                                              KZH ING-2 LLC


                                              By: /s/ Susan Len
                                                 -------------------------
                                                 Name:  Susan Len
                                                 Title:  Authorized Agent

                                          THE ING CAPITAL SENIOR SECURED HIGH
                                          INCOME FUND, L.P.

                                           By: ING Capital Advisors LLC
                                               as Investment Advisor


                                                By: /s/ Mitchel J. Campbell
                                                    ------------------------
                                                    Name:  Mitchel J. Campbell
                                                   Title:  Managing Director

                                        PACIFICA PARTNERS I, L.P.

                                        By: Imperial Credit Management, Inc.
                                            as Investment Manager


                                             By: /s/ Sean R. Walker
                                                 ---------------------------
                                                 Name:  Sean R. Walker
                                                Title:  Vice President

                                          STEIN ROE & FARNHAM CLO I, LTD.

                                          By: Stein Roe & Farnham Incorporated
                                              as Portfolio Manager


                                          By: /s/ James R. Fellows
                                              --------------------------------
                                              --------------------------------
                                              Name:  James R. Fellows
                                             Title:  Vice President

                                                    PROVIDENT BANK


                                                    By: /s/
                                                       ---------------------
                                                       Name:
                                                       Title: